SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2005

Friedman, Billings, Ramsey Group, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street

North Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b).   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 4, 2005,  Friedman, Billings, Ramsey Group, Inc.  ("FBR")  issued a press release stating that Emanuel J. Friedman has announced that he will retire from his roles as as Co-Chairman and Co-Chief Executive Officer of FBR,  member of the firm's Office of the Chief Executive,  and Director,  effective June 9, 2005,  the date of the firm's annual meeting of shareholders. Eric F. Billings, currently Co-Chairman and Co-CEO with Mr. Friedman, will become Chairman and CEO of FBR. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

EXHIBITS

99.1	Friedman, Billings, Ramsey Group, Inc. Press Release dated April 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: April 5, 2005	By:	/s/ Eric F. Billings
Eric F. Billings Co-Chairman and Co-Chief Executive Officer